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                                                                   Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of the Tridex Corporation 1989 Long-Term Incentive Plan of our report dated May 5, 1995 appearing on page 15 of this Form 10-K.



PRICE WATERHOUSE LLP
June 28, 1995
Hartford, Connecticut



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